UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): March 9, 2023

AgeX Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-38519	82-1436829
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1101 Marina Village Parkway

Suite 201

Alameda, California 94501

(Address of principal executive offices)

(510) 671-8370

(Registrant’s telephone number, including area code)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of exchange on which registered
Common Stock, par value $0.0001 per share	AGE	NYSE American

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 1.01 - Entry into a Material Definitive Agreement.

On March 13, 2023, AgeX Therapeutics, Inc. (“AgeX”) and Juvenescence Limited (“Juvenescence”) entered into a Secured Convertible Promissory Note (the “Juvenescence Note”) pursuant to which Juvenescence has loaned to AgeX $10,000,000. AgeX used the proceeds from the Juvenescence Note to finance the purchase of a Convertible Promissory Note (the “Serina Note”) issued by Serina Therapeutics Inc., an Alabama corporation (“Serina”) to AgeX on March 15, 2023, pursuant to the terms of a Convertible Note Purchase Agreement, dated March 15, 2023 (the “Serina Note Purchase Agreement”), between AgeX and Serina. For more information regarding the Serina Note and Serina Note Purchase Agreement, please see the “Summary of the Serina Note” section below.

Serina has developed a proprietary drug delivery polymer technology based upon the polymer poly (2-oxazoline), or POZ™, and is developing a pipeline of proprietary and partnered programs applying this platform to Parkinson’s disease, cannabinoids, cancer, and pain. Serina has recently applied POZ technology to developing a lipid nanoparticle (LNP) for use across multiple indications such as SARS-CoV-2 and influenza, and gene therapy and cancer immunotherapy. AgeX’s decision to borrow $10,000,000 from Juvenescence and to lend the loan proceeds to Serina was made in order to provide financing to Serina in contemplation of corporate restructuring plans that include a potential merger between AgeX and Serina in which AgeX would be the surviving company. AgeX’s restructuring plans also include a potential spinoff of AgeX’s subsidiary Reverse Bioengineering, Inc. (“Reverse Bio”) through a distribution of some or all of the shares of capital stock of Reverse Bio held by AgeX to AgeX stockholders following a financing of Reverse Bio through the sale of shares of Reverse Bio common stock to private investors (the “Reverse Bio Financing”). If the Reverse Bio spinoff is completed, Reverse Bio would become a separate publicly traded company.

No definitive agreement regarding a merger between AgeX and Serina has been negotiated or executed nor has the merger been approved by the respective boards of directors of AgeX and Serina. Further, a merger cannot be consummated unless approved by the stockholders of AgeX and Serina. Accordingly, there is no assurance that AgeX and Serina will reach agreement on the terms of a merger or that, if such an agreement is reached, the stockholders of AgeX and Serina will approve the merger.

Definitive agreements regarding the Reverse Bio Financing and a Reverse Bio spinoff have not yet been executed, nor has AgeX’s board of directors (the “AgeX Board”) approved the Reverse Bio spinoff. Accordingly, there is a risk that the Reverse Bio Financing and the Reverse Bio spinoff may never be consummated.

Summary of the Juvenescence Note and Security Agreement

Principal; Maturity; Origination Fee

AgeX has borrowed $10,000,000 from Juvenescence pursuant to the Juvenescence Note. The outstanding principal balance of the Juvenescence Note will become due and payable on March 13, 2026 (the “Repayment Date”). In lieu of accrued interest, AgeX will pay Juvenescence an origination fee in an amount equal to 7% of the loan funds disbursed to AgeX, which will accrue in two installments. The origination fee will become due and payable on the earliest to occur of (i) conversion of the Juvenescence Note into shares of AgeX common stock, (ii) repayment of the Juvenescence Note in whole or in part (provided that the origination fee shall be prorated for the amount of any partial repayment), and (iii) the acceleration of the Repayment Date of the Juvenescence Note following an Event of Default as defined in the Juvenescence Note.

If (a) AgeX and Serina have not entered into a definitive merger agreement by June 13, 2023; (b) a merger between AgeX and Serina is terminated or either party gives notice to terminate the merger agreement; or (c) the merger is not consummated by March 13, 2024, then AgeX may, after written notice to Juvenescence, pay and satisfy in full the principal balance and accrued origination fees under the Juvenescence Note by tendering to Juvenescence the Serina Note and shares of capital stock of Serina, if any, that may have been issued to AgeX upon conversion of the Serina Note in whole or in part.

Conversion to Common Stock or Other Securities

AgeX may convert the loan balance and any accrued but unpaid origination fee into AgeX common stock or “units” if AgeX consummates a sale of common stock (or common stock paired with warrants or other convertible securities in “units”) in which the gross sale proceeds are at least $10,000,000. If less than $25,000,000 is raised through the sale of common stock or units, the conversion price per share or units shall be the lowest price at which shares or units are sold. If at least $25,000,000 is raised, the conversion price per share shall be 85% of the “Market Price” of AgeX common stock determined as provided in the Juvenescence Note.

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Juvenescence may convert the outstanding principal amount of the Juvenescence Note plus the accrued origination fee into AgeX common stock at the market price per share of AgeX common stock. Juvenescence may not convert the Juvenescence Note to AgeX common stock before the earlier of (i) a merger between AgeX and Serina, and (ii) March 13, 2024. Any conversion of the Juvenescence Note into AgeX common stock is subject to certain restrictions to comply with applicable requirements of the NYSE American where AgeX common stock is listed.

Default Provisions

The outstanding principal amount of the Juvenescence Note and the accrued origination fee may become immediately due and payable prior to the Repayment Date if an Event of Default as defined in the Juvenescence Note occurs. Events of Default under the Juvenescence Note include: (a) AgeX fails to pay any principal amount payable by it in the manner and at the time provided under and in accordance with the Juvenescence Note; (b) AgeX fails to pay any other amount payable by it in the manner and at the time provided under and in accordance with the Juvenescence Note or the Security Agreement described below or any other agreement executed in connection with the Juvenescence Note (the other “Juvenescence Loan Documents”) and the failure is not remedied within three business days; (c) AgeX fails to perform any of its covenants or obligations or fail to satisfy any of the conditions under the Juvenescence Note or any other Juvenescence Loan Document and, such failure (if capable of remedy) remains unremedied to the satisfaction of Juvenescence (in its sole discretion) for 10 business days after the earlier of (i) notice requiring its remedy has been given by Juvenescence to AgeX and (ii) actual knowledge of the failure by senior officers of AgeX; (d) if any indebtedness of AgeX in excess of $100,000 becomes due and payable, or a breach or other circumstance arises thereunder such that Juvenescence is entitled to declare such indebtedness due and payable, prior to its due date, or any indebtedness of AgeX in excess of $25,000 is not paid on its due date; (e) AgeX stops payment of its debts generally or ceases or threatens to cease to carry on its business or is unable to pay its debts as they fall due or is deemed by a court of competent jurisdiction to be unable to pay its debts as they fall due, or enters into any arrangements with its creditors generally; (f) if (i) an involuntary proceeding (other than a proceeding instituted by Juvenescence or an affiliate of Juvenescence) shall be commenced or an involuntary petition shall be filed seeking liquidation, reorganization or other relief in respect of AgeX and any subsidiary, or of all or a substantial part of its assets, under any federal, state or foreign bankruptcy, insolvency, receivership or similar law now or hereafter in effect or (ii) an involuntary appointment of a receiver, trustee, custodian, sequestrator, conservator or similar official for AgeX or a subsidiary or for a substantial part of its assets occurs (other than in a proceeding instituted by Juvenescence or an affiliate of Juvenescence), and, in any such case, such proceeding shall continue undismissed and unstayed for sixty (60) consecutive days without having been dismissed, bonded or discharged or an order of relief is entered in any such proceeding; (g) it becomes unlawful for AgeX to perform all or any of its obligations under the Juvenescence Note or any authorization, approval, consent, license, exemption, filing, registration or other requirement of any governmental, judicial or public body or authority necessary to enable AgeX to comply with its obligations under the Juvenescence Note or to carry on its business is not obtained or, having been obtained, is modified in a manner that precludes AgeX or its subsidiaries from conducting their business in any material respect, or is revoked, suspended, withdrawn or withheld or fails to remain in full force and effect; (h) the issuance or levy of any judgment, writ, warrant of attachment or execution or similar process against all or any material part of the property or assets of AgeX or a subsidiary if such process is not released, vacated or fully bonded within 60 calendar days after its issue or levy; (i) any injunction, order, judgment or decision of any court is entered or issued which, in the opinion of Juvenescence, materially and adversely affects, or is reasonably likely so to affect, the ability of AgeX or a subsidiary to carry on its business or to pay amounts owed to Juvenescence under the Juvenescence Note; (j) AgeX, whether in a single transaction or a series of related transactions, sells, leases, licenses, consigns, transfers or otherwise disposes of any material portion of its assets (with any such disposition with respect to any asset or assets with a fair value of at least $250,000 being deemed material), other than (i) certain permitted investments, (ii) sales, transfers and dispositions of inventory in the ordinary course of business, (iii) any termination of a lease of real or personal property that is not necessary in the ordinary course of the AgeX’s business, could not reasonably be expected to have a material adverse effect and does not result from AgeX’s default, and (iv) any sale, lease, license, consignment, transfer or other disposition of assets that are no longer necessary in the ordinary course of business or which has been approved in writing by Juvenescence; (k) any of the following shall occur: (i) the security and/or liens created by the Security Agreement or any other Juvenescence Loan Document shall at any time cease to constitute valid and perfected security and/or liens on any material portion of the collateral intended to be covered thereby; (ii) except for expiration in accordance with its terms, the Security Agreement or any other Juvenescence Loan Document pursuant to which a lien is granted by AgeX in favor of Juvenescence shall for whatever reason be terminated or shall cease to be in full force and effect; (iii) the enforceability of the Security Agreement or any other Juvenescence Loan Document pursuant to which a lien is granted by AgeX in favor of Juvenescence shall be contested by AgeX or a subsidiary; (iv) AgeX shall assert that its obligations under the Juvenescence Note or any other Juvenescence Loan Document shall be invalid or unenforceable; or (v) a loss, theft, damage or destruction occurs with respect to a material portion of the collateral; (l) there is any change in the financial condition of AgeX and its subsidiaries which, in the opinion of Juvenescence, materially and adversely affects, or is reasonably likely so to affect, the ability of AgeX to perform any of its obligations under the Juvenescence Note; and (m) any representation, warranty or statement made, repeated or deemed made or repeated by AgeX in the Juvenescence Note, or pursuant to the Juvenescence Loan Documents, is incomplete, untrue, incorrect or misleading in any material respect when made, repeated or deemed made.

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Restrictive Covenants

The Juvenescence Note includes certain covenants that among other matters such as financial reporting: (i) impose financial restrictions on AgeX while the Juvenescence Note remains unpaid, including restrictions on the incurrence of additional indebtedness by AgeX and its subsidiaries, except that AgeX’s wholly-owned subsidiary Reverse Bio will be permitted to incur debt convertible into equity not guaranteed or secured by the assets of AgeX or any other AgeX subsidiary, and the restrictions on the incurrence of indebtedness applicable to Reverse Bio will end if it raises more than $15,000,000 in debt or equity by May 14, 2023; (ii) require that AgeX use loan proceeds and funds that may be raised through certain equity offerings only for research and development work, professional and administrative expenses, and for general working capital; and (iii) prohibit AgeX from making additional investments in other entities including subsidiaries, subject to certain permitted investments in Reverse Bio and Serina, unless AgeX obtains the written consent of Juvenescence to a transaction that otherwise would be prohibited or restricted.

Security Agreement

AgeX has entered into an Amended and Restated Security Agreement (the “Security Agreement”) that amends the February 14, 2022 Security Agreement between AgeX and Juvenescence and adds the Juvenescence Note to the obligations secured by the Security Agreement. The Security Agreement grants Juvenescence a security interest in substantially all of the assets of AgeX, including a security interest in shares of AgeX subsidiaries that hold certain assets, as collateral for AgeX’s loan obligations. If an Event of Default occurs, Juvenescence will have the right to foreclose on the assets pledged as collateral.

Incorporation of Exhibits by Reference

The descriptions or discussions of the Juvenescence Note and the Security Agreement in this Form 8-K (this “Report”) are summaries only and do not purport to be complete statements of the terms and conditions of those agreements or instruments, and each is qualified in all respects by reference to the full text of the applicable agreement or instrument filed as an Exhibit to this Report, which Exhibits are incorporated by reference into this Report.

Summary of the Serina Note

On March 15, 2023, AgeX and Serina entered into the Serina Note Purchase Agreement, pursuant to which AgeX has agreed to lend to Serina an aggregate principal amount of $10,000,000 (the “Serina Note”). Interest on the principal amount under the Serina Note accrues on the unpaid principal amount at a simple interest rate equal to 7% per annum, computed on the basis of the 360-day year of twelve 30-day months. The outstanding principal balance of the Serina Note will become due and payable on March 15, 2026 (the “Maturity Date”).

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In connection with the issuance of the Serina Note, AgeX is entitled to elect one member to the board of directors of Serina and receive certain information and inspection rights as well as participation rights for subsequent equity issuances.

Conversion of Serina Note into Serina Preferred Stock

The principal balance of the Serina Note with accrued interest will automatically convert into Serina preferred stock if Serina raises at least $25,000,000 through the sale of shares of Serina preferred stock. The conversion price per share shall be the lower of (a) 80% of the lowest price at which the shares of preferred stock were sold, and (b) a “capped price” equal to $105,000,000 divided by Serina’s then fully diluted capitalization. AgeX has the option to convert the Serina Note into Serina preferred stock after a sale of Serina preferred stock regardless of the amount sold by Serina.

AgeX may (i) at its election, upon a change of control (as defined in the Serina Note), convert the Serina Note in whole or in part into either (a) cash in an amount equal to 100% of the outstanding principal amount of the Serina Note, plus interest, or (b) into the highest ranking shares of Serina then issued at a conversion price equal to the lowest price per share at which the most senior series of Serina shares has been sold in a single transaction or a series of related transactions through which Serina raised at least $5,000,000 or (ii) if the Serina Note remains outstanding as of the maturity date, AgeX may convert the Serina Note into the most senior shares of Serina issued at the time of conversion at a conversion price equal to the capped price.

Upon the consummation of a merger between AgeX and Serina, the Serina Note would remain outstanding and become an intercompany asset of AgeX and an intercompany liability of Serina.

Default Provisions

The outstanding principal balance of the Serina Note with accrued interest may become immediately due and payable prior to the Maturity Date if an Event of Default as defined in the Serina Note occurs. In addition to this and any other remedy, both in equity and in law, upon the occurrence of an Event of Default, an interest rate of 10% per annum and computed on the basis of the 360-day year of twelve 30-day months, shall apply to the Convertible Amount until fully paid. Events of Default under the Serina Note include: (i) the commission of any act of bankruptcy by Serina or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X), (ii) the execution by Serina of a general assignment for the benefit of creditors, (iii) the filing by or against Serina or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X) of a petition in bankruptcy or any petition for relief under the federal bankruptcy act (or, in each case, under any similar insolvency law) or the continuation of such petition without dismissal for a period of 60 calendar days or more, (iv) the appointment of a receiver or trustee to take possession of the property or assets of Serina or any Significant Subsidiary (as such term is defined in Rule 1-02(w) of Regulation S-X), (v) failure of Serina to pay any amount due under the Serina Note when due, which failure to pay is not cured by Serina within 5 business days of written notice thereof, (vi) unless waived by AgeX, Serina’s material breach of any representation, warranty or covenant of Serina under the Serina Note Purchase Agreement, Serina Note or other agreements entered in connection therewith, which breach, if curable, is not cured by Serina within 10 business days of written notice by AgeX thereof, (vii) Serina or any subsidiary shall default on any of its obligations under any indebtedness which default causes the indebtedness thereunder to (x) become prematurely due and payable, (y) be placed on demand or (z) become capable of being declared by or on behalf of a creditor thereunder to be prematurely due and payable or being placed on demand, in each case, as a result of such default or any provision having a similar effect (howsoever prescribed), (viii) any monetary judgment, writ or similar final process shall be entered or filed against Serina, any subsidiary or any of their respective property or other assets for more than $250,000, and such judgment, writ or similar final process shall remain unvacated, unbonded or unstayed for a period of 45 calendar days, and (ix) Serina experiences a Material Adverse Effect (as defined in the Serina Note Purchase Agreement).

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Restrictive Covenants

The Serina Note Purchase Agreement and Serina Note each includes certain covenants that among other matters such as financial reporting: (i) impose financial restrictions on Serina while the Serina Note remains unpaid, including restrictions on the incurrence of additional indebtedness by Serina and its subsidiaries; (ii) require that Serina use note proceeds and funds that may be raised through certain equity offerings only for research and development work, professional and administrative expenses, and for general working capital; and (iii) prohibit Serina from entering into any material sale or transfer transactions outside of the ordinary course of business, other than in a merger between AgeX and Serina, without the consent of AgeX.

Subordination Agreement

In connection with the issuance of the Serina Note, Serina, each other holder of Serina indebtedness (each a “Serina Lender”), and AgeX entered into a Subordination Agreement, dated March 15, 2023, pursuant to which each Serina Lender agreed to subordinate to AgeX’s rights of repayment with respect to the obligations owed under the Serina Note Purchase Agreement and the Serina Note (i) all Serina indebtedness owed to such Serina Lender under certain convertible notes between each Serina Lender and Serina, which aggregate principal amount of all of such convertible notes equals $1,450,000, and (ii) any related security interests.

Incorporation of Exhibits by Reference

The descriptions or discussions of the Serina Note Purchase Agreement, the Serina Note and the Subordination Agreement in this Report are summaries only and do not purport to be complete statements of the terms and conditions of those agreements or documents, and each is qualified in all respects by reference to the full text of the applicable agreement or document filed as an Exhibit to this Report, which Exhibits are incorporated by reference into this Report.

Amendment of Certain Loan from Juvenescence

On March 13, 2023, AgeX and Juvenescence entered into a Third Amendment to that certain Secured Convertible Facility Agreement, dated March 30, 2020 (the “2020 Loan Agreement”), to extend to March 30, 2024 the repayment date for the outstanding principal balance of the loans under the 2020 Loan Agreement. The full text of the Third Amendment to the Secured Convertible Facility Agreement is filed as an Exhibit to this Report and is incorporated herein by reference.

Item 2.03 - Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

Juvenescence Note

On March 14, 2023, AgeX borrowed $10,000,000 under the Juvenescence Note. The portion of Item 1.01 describing pertinent terms of the Juvenescence Note as incorporated into this Item 2.03 by reference.

Indemnification Agreements

On March 13, 2023, AgeX executed that certain Letter of Indemnification in Lieu of or Supplemental to a Medallion Signature Guarantee (“Letter of Indemnification”), pursuant to which AgeX agreed to indemnify American Stock Transfer & Trust Company, LLC and its affiliates, successors and assigns (the “AST Indemnity”) from and against any and all claims, damages, liabilities or losses arising out of the transfer of all of the AgeX common stock held by Juvenescence to its wholly-owned subsidiary, Juvenescence US Corp. (the “Share Transfer”). In connection with AgeX’s execution of the Letter of Indemnification, AgeX and Juvenescence entered into that certain Transfer of Shares of AgeX Therapeutics, Inc. Common Stock – Indemnification Agreement, pursuant to which Juvenescence agreed to indemnify AgeX against any and all claims, damages, liabilities or losses arising out of the Share Transfer or AST Indemnity.

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Item 5.02 - Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

AgeX Director Resignation

On March 9, 2023, Dr. Michael D. West resigned from AgeX’s Board. Dr. West informed AgeX that he will continue to serve as AgeX’s Chief Executive Officer and that his resignation as a director was not because of a disagreement with AgeX on any matter relating to AgeX’s operations, policies, or practices. Dr. West, who presently also serves as Chief Executive Officer of Reverse Bio, is expected to transition into service solely as a director and Chief Executive Officer of Reverse Bio at a future date in expectation of a Reverse Bio spinoff after completion of the Reverse Bio Financing.

Forward-Looking Statements

Any statements that are not historical fact (including, but not limited to, statements that contain words such as “may,” “will,” “believes,” “plans,” “intends,” “anticipates,” “expects,” and “estimates” and related to the transactions described below and plans and expectations with respect thereto) should be considered to be forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. All forward-looking statements are based on assumptions or judgments about future events and economic conditions that may or may not be correct or necessarily take place and that are by their nature subject to significant risks, uncertainties and contingencies. These forward-looking statements include, but are not limited to, statements regarding the AgeX-Serina merger, the Reverse Bio Financing, and the Reverse Bio spinoff (collectively, the “Potential Transactions”), and AgeX’s, Serina’s and Reverse Bio’s plans and expectations with respect to the Potential Transactions.

There are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements included in this Report. With respect to a potential AgeX-Serina merger, these risks and uncertainties include: the possibility that AgeX and Serina will not reach agreement as to the definitive terms of a merger and will not enter into a merger agreement; stockholders of AgeX or Serina may not approve the AgeX-Serina merger; a condition to consummating the AgeX-Serina merger may not be satisfied; one or more material agreements that may be entered into in connection with the AgeX-Serina merger may be terminated by a party to the agreement; AgeX may be unable to obtain approval to list on the NYSE American the shares of AgeX common stock expected to be issued pursuant to the AgeX-Serina merger; and the closing of the AgeX-Serina merger might be delayed or not occur at all. With respect to the Reverse Bio spinoff, these risks and uncertainties include: the possibility that AgeX and Reverse Bio will not reach agreement as to terms of the Reverse Bio spinoff in definitive agreements with respect to the contemplated spinoff and could abandon any plans to spinoff Reverse to AgeX stockholders; a condition to effecting the Reverse Bio spinoff may not be satisfied; one or more material agreements entered into connection with the Reverse Bio spinoff could be terminated by a party to the agreement; Reverse Bio might not be able to satisfy the listing qualifications to list its shares on the NYSE American or any other national stock exchange; the Reverse Bio spinoff might not achieve the desired tax treatment, resulting in unanticipated taxes to AgeX and AgeX stockholders; the number of shares of Reverse Bio common stock that AgeX may distribute to its stockholders may be limited, or a distribution of such shares may be prohibited, by provisions of the Delaware General Corporation Law that generally limit Delaware corporations, including AgeX, from distributing assets to their stockholders in an amount that exceeds the excess of their assets over liabilities; and the Reverse Bio spinoff may not occur at all. In addition, the Potential Transactions could cause AgeX to face additional risks, including risks associated with conducting and financing Serina’s research and product development programs; risks associated with conducting clinical trials of Serina product candidates and obtaining Food and Drug Administration or other regulatory approvals to market product candidates; product liability risks; potential adverse changes to business or employee relationships, including changes resulting from the announcement or completion of either of the Potential Transactions; the risk that changes in AgeX’s capital structure, management, and governance following either of these Potential Transactions could have adverse effects on the market value of AgeX common stock; the ability of AgeX, Serina and Reverse Bio to retain and hire key personnel and maintain relationships with their suppliers and service providers; the risk these transactions could distract AgeX management from ongoing business operations or cause AgeX, Serina, and Reverse Bio to incur substantial costs; the impact of world health events, including the COVID-19 pandemic and any related economic downturn; the risk of changes in governmental regulations or enforcement practices; uncertainty as to AgeX’s ability to achieve targets in its research and development programs, to commercialize product candidates, and to generate revenues and profits; AgeX’s ability to meet guidance, market expectations and internal projections, and other important factors that could cause actual results to differ materially from those projected. All such factors are difficult to predict and may be beyond AgeX’s control.

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Additional factors that could cause actual results to differ materially from the results anticipated in these forward-looking statements are contained in AgeX’s periodic reports filed with the Securities and Exchange Commission (“SEC”) under the heading “Risk Factors” and other filings that AgeX may make with the SEC. Undue reliance should not be placed on these forward-looking statements that speak only as of the date they are made, and except as required by law, AgeX disclaims any intent or obligation to update these forward-looking statements.

The description or discussion in this Report of any contract or agreement is a summary only and is qualified in all respects by reference to the full text of the applicable contract or agreement.

No Offer or Solicitation

This communication is for informational purposes only and is not intended to and does not constitute an offer to sell, or the solicitation of an offer to subscribe for or buy, or a solicitation of any vote or approval in any jurisdiction, nor shall there be any sale, issuance or transfer of securities in any jurisdiction in which such offer, sale or solicitation would be unlawful, prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Important Additional Information Will be Filed with the SEC

AgeX intends to file with the Securities and Exchange Commission (“SEC”) a Registration Statement on Form S-4 in connection with the proposed merger with Serina, including a definitive Proxy Statement of AgeX. INVESTORS AND STOCKHOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT/PROXY STATEMENT AND ANY OTHER RELEVANT DOCUMENTS TO BE FILED BY AGEX OR SERINA WITH THE SEC IN THEIR ENTIRETY CAREFULLY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AGEX, SERINA, THE PROPOSED MERGER TRANSACTION AND RELATED MATTERS. Investors and stockholders will be able to obtain free copies of the Registration Statement and the definitive Proxy and other documents filed with the SEC by AgeX and Serina through the website maintained by the SEC at www.sec.gov. In addition, investors and stockholders will be able to obtain free copies of the information statement and the proxy statement and other documents filed with the SEC by AgeX on AgeX’s Investor Relations website at https://investors.agexinc.com/.

Item 9.01 - Financial Statements and Exhibits.

Exhibit Number	Description
10.1	Secured Convertible Promissory Note dated March 13, 2023, executed by AgeX Therapeutics, Inc. and Juvenescence Limited†
10.2	Amended and Restated Security Agreement, dated March 13, 2023, between AgeX Therapeutics, Inc. and Juvenescence Limited†
10.3	Convertible Note Purchase Agreement, dated March 15, 2023, between AgeX Therapeutics, Inc. and Serina Therapeutics, Inc.†
10.4	Convertible Promissory Note, dated March 15, 2023, between AgeX Therapeutics, Inc. and Serina Therapeutics, Inc.
10.5	Subordination Agreement, dated March 15, 2023, between AgeX Therapeutics, Inc., Serina Therapeutics, Inc. and the other investors signatory thereto†
10.6	Third Amendment to that certain Secured Convertible Facility Agreement, dated March 30, 2020, by and between AgeX Therapeutics, Inc. and Juvenescence Limited
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

†Schedules and exhibits to this Exhibit have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule or exhibit will be furnished to the Securities and Exchange Commission or its staff upon request.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AGEX THERAPEUTICS, INC.

Date: March 15, 2023	By:	/s/ Andrea E. Park
Chief Financial Officer

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